Exhibit 10.10

                            WM Realty Management, LLC

                                 August 22, 2006


Ranor, Inc.
Techprecision Corporation
One Bella Drive
Westminster, Massachusetts 01473

Attention:  James Reindl, CEO

Gentlemen:

      This letter will acknowledge that Techprecision Corporation ("Techprecision") advanced on behalf of WM Realty Management, LLC ("WM Realty") $72,535.79 of closing costs, $55,000 of legal fees, $25,000 of environmental reserve, $50,991.60 of insurance reserve and $23,280.61 of tax reserve, for a total of $226,808 , relating to the purchase and financing of real property from Ranor, Inc. on February 24, 2006. WM Realty will pay such amount to Techprecision, less $43,017.86 due to WM Realty for an arrearage in rent for the period February 24, through March 31, 2006, at the time it refinances the present mortgage on such real property, being the mortgage held by Hudson Realty Capital Fund III LP or its transferee.


                                       Very truly yours,

                                       WM REALTY MANAGEMENT, LLC

                                       By: Claflin LLC, its sole member

                                       By: Renee Westminster Corp.,
                                           Its managing member


                                       By: /s/ Andrew Levy
                                          --------------------------------------
                                             Andrew Levy, President